SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549


                                  FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE


               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
           OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                  13-3781471
                              (I. R. S. Employer
                             Identification No.)


    100 Wall Street, New York, NY                                   10005
(Address of principal executive offices)                          (Zip Code)


                          For information, contact:
                        Terry L. McRoberts, President
                First Trust of New York, National Association
                         100 Wall Street, 16th Floor
                             New York, NY  10005
                          Telephone:  (212) 361-2500


                              ETHYL CORPORATION
             (Exact name of obligor as specified in its charter)

         Virginia                                                54-0118820
(State or other jurisdiction of                             (I. R. S. Employer
incorporation or organization)                              Identification No.)

        330 South Fourth Street
        P. O. Box 2189
        Richmond, Virginia                                            23217
(Address of principal executive offices)                            (Zip Code)


                         CONVERTIBLE DEBT SECURITIES

Item 1.          General Information.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                                Name                               Address

                          Comptroller of the Currency         Washington, D. C.

         (b)     Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2.          Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None.

Item 16.          List of Exhibits.


         Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33- 83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                          Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to
                          Exhibit 4 of Form T-1, Registration No. 33-83774.

         Exhibit 5.       Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 2, 1994, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.       Not applicable.

         Exhibit 9.       Not applicable.


                                  SIGNATURE


                 Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of December, 1994.

                                                   FIRST TRUST OF NEW YORK,
                                                       NATIONAL ASSOCIATION



                                                 By:  /s/Catherine F. Donohue
                                                        Catherine F. Donohue
                                                            Vice President

                                                             Exhibit 7

                        First Trust of New York, N. A.
                       Statement of Financial Condition
                                 As of 9/2/94

                                   ($000 s)








Assets
    Cash and Due From Depository Institutions             $30,165
    Federal Reserve Stock                                   3,150
    Fixed Assets                                              470
    Other Assets                                           72,625
         Total Assets                                    $106,410


Liabilities
    Accounts Payable                                         $410
    Litigation Reserve                                      1,000
    Other Liabilities                                           0
         Total Liabilities                                  1,410

Equity
    Common and Preferred Stock                              1,000
    Surplus                                               104,000
    Undivided Profits                                           0
         Total Equity Capital                             105,000

Total Liabilities and Equity Capital                     $106,410



To the best of the undersigned s determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By: /s/ Catherine F. Donohue